
Texas
Louisiana
GULF of MEXICO

McMoRan EXPLORATION CO.

Buried Treasures on the Shelf

# Howard Weil 40th Annual Energy Conference

**New Orleans, LA**

**James R. Moffett**
*Co-Chairman of the Board, President & CEO*

MMR LISTED NYSE

www.mcmoran.com

**March 27, 2012**

McMoRan

# Cautionary Statement

*This is an oral presentation which is accompanied by slides. Readers are urged to review our SEC filings.*

*This presentation contains forward-looking statements that involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements. We caution readers that forward-looking statements are not guarantees of future performance or exploration and development success, and our actual exploration experience and future financial results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities and costs, capital expenditures, reclamation, indemnification and environmental obligations and costs, the potential for or expectation of successful flow tests, anticipated and potential quarterly and annual production and flow rates, reserve estimates, projected operating cash flows and liquidity and other statements that are not historical facts. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they may have on our results of operations or financial condition. Important factors that may cause actual results to differ materially from those anticipated by forward-looking statements include, but are not limited to, those associated with general economic and business conditions, failure to realize expected value creation from acquired properties, variations in the market demand for, and prices of, oil and natural gas, drilling results, unanticipated fluctuations in flow rates of producing wells due to mechanical or operational issues (including those experienced at wells operated by third parties where we are a participant), changes in oil and natural gas reserve expectations, the potential adoption of new governmental regulations, unanticipated hazards for which we have limited or no insurance coverage, failure of third party partners to fulfill their capital and other commitments, the ability to satisfy future cash obligations and environmental costs, adverse conditions, such as high temperatures and pressure that could lead to mechanical failures or increased costs, the ability to retain current or future lease acreage rights, the ability to satisfy future cash obligations and environmental costs, access to capital to fund drilling activities, as well as other general exploration and development risks and hazards, and other factors described in more detail in Part I, Item 1A. "Risk Factors" included in our Annual Report on Form 10-K for the year ended December 31, 2011 filed with the SEC, as updated by our subsequent filings with the SEC.*

*Investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after our forward-looking statements are made, including for example the market prices of oil and natural gas, which we cannot control, and production volumes and costs, some aspects of which we may or may not be able to control. Further, we may make changes to our business plans that could or will affect our results. We caution investors that we do not intend to update our forward-looking statements more frequently than quarterly, notwithstanding any changes in our assumptions, changes in our business plans, our actual experience, or other changes, and we undertake no obligation to update any forward-looking statements.*

*The SEC requires oil and gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Beginning with year-end reserves for 2009, the SEC permits oil and gas companies, in their filings with the SEC, to disclose probable and possible reserves, as such terms are defined by the SEC. We use certain phrases and terms in this presentation, such as "gross unrisked potential" and "reserve potential," which the SEC's guidelines prohibit us from including in filings with the SEC. "Gross unrisked potential" and "reserve potential" do not take into account the certainty of resource recovery, which is contingent on exploration success, technical improvements in drilling access, commerciality and other factors, and are therefore not indicative of expected future resource recovery and should not be relied upon. We urge you to consider closely the disclosure of proved reserves included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2011.*

*This presentation contains a financial measure, earnings before interest, taxes, depreciation, amortization and exploration expenses (EBITDAX), commonly used in the oil and natural gas industry but not defined under GAAP. As required by SEC Regulation G, reconciliations of this measure to amounts reported in McMoRan's consolidated financial statements are included in the supplemental schedules of this presentation.*

McMoRan

# McMoRan Overview

- Leading Gulf of Mexico Shelf Exploration & Production Company
- Focused Strategy – Create Value Through High Potential Exploration Drilling
- Industry Leader in Deep Drilling
- One of the Largest Acreage Holders on the Shelf
- Highly Experienced Geologic/Drilling/Operating Team
- 256 Bcfe of Proved Reserves at YE 2011
- 2011 Production – 187 MMcfe/d
- Positive Results Indicate Potential for Large Future Reserves Adds

# Conceptual Model - Ultra-Deep Play

## McMoRan Broadly Recognized as Industry Leader in This New Exploration Frontier


N
Regional Conceptual Model - Ultra-Deep Play
ONSHORE to SHELF to DEEPWATER
S
False River
Lake Arthur
JP Jones
Flatrock
Hurricane Deep
Davy Jones Complex
Blackbeard / Lafitte
Shenandoah
Kaskida / Tiber
Tahiti / Maddog
Jack / Cascade
Onshore
La State
GOM OCS
Shelf
Deepwater
SHELF
DEEPWATER
PLIO-PLEISTOCENE
UPPER MIOCENE
MIDDLE MIOCENE
OLIGOCENE FRIO
EOCENE/PALEOCENE
UPPER CRETACEOUS
OLIGOCENE
(Wilcox)
(TUSCALOOSA)
(Lower Cretaceous)
MESOZOIC
FRIO
(TUSCALOOSA)
UPPER MIOCENE
MIDDLE MIOCENE
LOWER MIOCENE
EOCENE / PALEOCENE
SALT
PLIO-PLEISTOCENE
UPPER MIOCENE
MIDDLE MIOCENE
LOWER MIOCENE
EOCENE / PALEOCENE
MESOZOIC
35,000'

***Drilling activities to date have successfully confirmed McMoRan's geologic model and have indicated the potential for a major new geologic trend spanning 200 miles in the shallow waters of the GOM and onshore in the Gulf Coast area.***

# Ultra-Deep Accomplishments To-Date

Buried Treasures on the Shelf

## *Activities to Date Have De-risked Shallow Water, Ultra-Deep Shelf Play*

- **Proved Wells Can be Drilled/Evaluated Safely Below Salt Weld** ✓
- **Confirmed Geologic Model in 6 Formations Below Salt Weld** ✓
- **Proved High Quality Reservoirs with Large Structural Features Are Present Below Salt Weld** ✓
- **Developing Expertise/Technology for High Pressure/High Temperature Completions** ✓
- **Identified Conventional Completion Opportunities** ✓

## *What's Next?*

- **Flow Testing**
- **Reserve Bookings Following Successful Flow Tests**
- **Additional Delineation Drilling**
- **Apply Model on Other Prospects within Newly Defined Trend**

McMoRan

# Ultra-Deep Findings To Date

Buried Treasures on the Shelf

| | Davy Jones #1 | Davy Jones #2 | Blackbeard West | Blackbeard East | Lafitte |
|---|---|---|---|---|---|
| **Working Interest** | 63.4% | 63.4% | 69.4% | 72.0% | 72.0% |
| **Net Revenue Interest** | 50.2% | 50.2% | 56.5% | 57.4% | 58.3% |
| **Miocene** | | | | | |
| Upper | | | | ✓ | |
| Middle | | | ✓ | ✓ | ✓ |
| Lower | | | | | ✓ |
| **Oligocene** | | | | | |
| Frio | | | | ✓ | ✓ |
| Vicksburg | | | | ✓ | |
| **Eocene** | | | | | |
| Upper | | | | | ✓ |
| Sparta Carbonate | | | | ✓ | ✓ |
| Wilcox | ✓ | ✓ | | | |
| **Cretaceous** | | | | | |
| Tuscaloosa | | ✓ | | | |
| Lower Carbonate | | ✓ | | | |
| *Drilled to:* | *29,000'* | *30,500'* | *33,000'* | *33,318'* | *34,162'* |
| *Status:* | *Being Completed* | *Expect to Complete 2H12* | *Completion Pending DJ Flow Test; #2 Well Drilling* | *Set Production Liner* | *Evaluating Development Options* |

# Davy Jones – Major Ultra-Deep Discovery

## Davy Jones 3-D Image


John Paul Jones
Davy Jones

Shallow Production
Middle Miocene
(Y Sand)
12000' Average

Lower Miocene
(Gyro)
17000'-23800'

Top of Eocene
24700'-32500'

# Davy Jones #1 Flare


2012-Mar-27 12:45:46.137 AM

***See MMR press release entitled "McMoRan Exploration Co. Announces Flare at Davy Jones No. 1 – Flow Rates Not Yet Determinable".***

# Davy Jones #1 Wellbore Schematic



60"x48"
24"
20"
13-5/8"
11-7/8"
9-3/8"
7-5/8"
Wilcox "C" Sand
Wilcox "D" Sand
Wilcox "F" Sand
5" Liner
Dual 3.5" 25,000 psi
Subsurface Safety Valves*
3.5" Production Tubing*
9"x7" High Pressure Heavy Wall
Casing Tieback*
4" Polished Bore Receptacle*
Commingled
(2" Wireline Perforating Guns)
2-7/8" Perforating Guns

# Blackbeard Ultra-Deep Exploration Area

Buried Treasures on the Shelf



Located in 80 Feet of Water
165
164
112
111
110
109
108
140
139
186
187
141
142
143
144
145
146
147
SHIP SHOAL
SOUTH TIMBALIER
Blackbeard East - ST 144
Salt Weld
Dip
McMoRan Blackbeard East #1 Drilling
McMoRan Blackbeard West #1BP2 TA
189
188
168
167
166
165
164
163
162
McMoRan Blackbeard West #2 Drilling
Queen Annes Revenge (Prop)
Salt Keel
Queen Anne's Revenge
210
211
169
170
171
172
173
174
175
Blackbeard West - ST 167/168/SS 188
Blackbeard East
1 Mile
12/11

# Blackbeard East Cross Section

Buried Treasures on the Shelf

*Upper Miocene*

*Middle Miocene*

*Frio*


BLACKBEARD EAST
ST 144 #1
Show #1 Sd
Show #3 Sd
24200 Sd
30750' Sd
30900' Sd


South Timbalier Area
Blackbeard East
Discovery
Queen Anne's Revenge
C
NW
C'
SE
-10,000'
-15,000'
-20,000'
-25,000'
-30,000'
-35,000'
-40,000'
Plio-Pleistocene
Salt Weld
Upper Miocene
Salt
Middle Miocene
Lower Miocene
Oligocene
Eocene
Wilcox
Cretaceous
Salt Keel
TD 33,318' TVD
Lower Miocene
Upper
Miocene
Middle Miocene
Salt Weld
Frio
Oligocene
Eocene
Wilcox

- ***Sparta interval at bottom of hole appears to be hydrocarbon bearing fracture.***
- ***Set perforated liner across entire Sparta interval.***

# Other Ultra-Deep Prospects with Similar Characteristics to Blackbeard

## Velocity Anomaly Seen at Blackbeard East May be Visible at Other Nearby Prospects


Drilling
Drilling
West
East
Barbosa
Ship Shoal 188
Blackbeard West
Blackbeard East
2
3
1
Velocity Anomalies
Below Salt Weld
Salt Weld
-25,000'
-30,000'

# Lafitte Cross Section


Eugene Island Area
Lafitte
B'
North
B
South
Discovery
-10,000'
-20,000'
-30,000'
-40,000'
Salt Weld
Upper Miocene
Disturbed Zone
Middle Miocene
Salt
Lower Miocene
Oligocene/Frio
TD 34,163' TVD
Eocene / Paleocene
(Wilcox)
Upper Cretaceous
Tuscaloosa
Mesozoic

## Lafitte Prospect

OCS G-21640 #1 BP1


1" Triple Combo Uplog
1" Triple Combo Uplog
1" Composite Up/Down Triple Combo
CRIS R
FRIO
UPPER EOCENE
Sparta

# Lafitte/Barataria/Captain Blood Cross Section

## Results at Lafitte Enhance Potential of Lafitte Strategic Area Including McMoRan's Barataria and Captain Blood Prospects



WEST
Barataria
EAST
Lafitte
Drilling
Captain Blood
SOUTH
±9.85 Miles
±15.2 Miles
Pleistocene/Pliocene
SALT
SALT
Upper Miocene
Upper Miocene
Salt Weld
Upper Miocene
-20,000'
-20,000'
Middle Miocene
Middle Miocene
Lower Miocene
Lower Miocene
Lower Miocene
Oligocene
-30,000'
-30,000'
Oligocene
Frio
Oligocene
Eocene / Paleocene
Eocene
Eocene / Paleocene
Upper Cretaceous
Tuscaloosa
Wilcox
Mesozoic
-40,000'
-40,000'
Lower Cretaceous
Tuscaloosa
Upper Cretaceous

# Lineham Creek Ultra-Deep Exploration Prospect


~ 55 miles away
Lineham Creek Prospect
Davy Jones Discovery

- Located Onshore in Cameron Parish, LA
- Large Area of Potential Closure
- Operations Commenced 12/31/11; Drilling Below 10,400'
- Targeting Eocene/Paleocene Objectives Below Salt Weld; PTD 29,000'
- Chevron is Operator with 50% WI
- MMR Participating with 36% WI

# Ultra-Deep Prospects/Potential

## Unrisked Potential for Ultra-Deep Focus Area: 30+ Tcfe Gross, 14+ Tcfe Net*
## Gross Unrisked Potential Could Exceed 100 Tcfe


DAVY JONES
(Completing #1 well)
JOHN PAUL JONES
LINEHAM CREEK
(in progress)
MMR Wilcox/Cretaceous Play
ENGLAND
BLACKBEARD WEST
(#2 in progress)
BONNET
MMR Miocene/Wilcox Play
DRAKE
QUEEN ANNE'S REVENGE
100'
BLACKBEARD EAST
MMR Oligocene/Frio Play
650'
BARATARIA
HOOK
CALICO JACK
BARBOSA
CAPTAIN BLOOD
LAFITTE
(in progress)
MORGAN
Ultra-Deep Discoveries
Ultra-Deep Prospects
McMoRan Acreage

---

*Assumes McMoRan has rights to 48% NRI; actual WI & NRI are pending unitization and parties' participation on a per prospect basis.

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential" and "resource potential" which the SEC's guidelines prohibit us from including in filings with the SEC. See Cautionary Statement.

McMoRan

# Resource Potential Identified to Date From Drilling Results

Buried Treasures on the Shelf

| Prospect | Sand Age | Gross Resource Potential (Tcfe) | MMR Share (Tcfe) |
|---|---|---|---|
| Blackbeard West | Miocene | 2.4[1] | 1.3 |
| | Oligocene | 2.0[2] | 1.1 |
| Blackbeard East | Miocene | 0.8 | 0.4 |
| | Frio | 0.5 | 0.3 |
| Davy Jones #1 & #2 | Wilcox | 4.4 | 2.1 |
| | Tuscaloosa | 1.6 | 0.8 |
| | Lower Cretaceous | 0.7 | 0.3 |
| Lafitte | Miocene/Frio | 1.3 | 0.8 |
| Barbosa | Miocene | 2.0[3] | 1.2 |
| **TOTAL** | | **15.7** | **8.3** |

*(1) A portion of this section on this prospect has not yet been drilled. 900 Bcfe of resource potential based on cross correlation of velocity anomaly seen at Blackbeard East.*

*(2) ~1 Tcfe of resource potential based on cross correlation to Blackbeard East that has not yet been drilled at Blackbeard West.*

*(3) Prospect has not yet been drilled. Resource potential based on cross correlation of velocity anomaly seen at Blackbeard East.*

*NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential" and "resource potential" which the SEC's guidelines prohibit us from including in filings with the SEC. See Cautionary Statement.*

McMoRan

# 2012 Outlook Summary

Buried Treasures on the Shelf

- **2012 Production Estimate***
  - Annual Average 130 MMcfe/d
  - Excludes Production from DJ #1
  - Expect to Increase 2012 Estimate Following Successful Flow Test
  - 1Q12e – 155 MMcfe/d

- **2012 Capital Expenditures Estimate – ~$500 MM**
  - $300 MM in Exploration
  - $200 MM in Development
  - Spending Subject to Change, Depending on Drilling Results, Follow-on Development Activities, and General Market Factors

- **Abandonment Expenditures Estimate – ~$60 MM**

** Dependent on the timing of planned recompletions and start ups, production performance, weather and other factors.*
*e = estimate. See Cautionary Statement.*

# Cash Flow Sensitivities

*($ in millions)*

## 2012e EBITDAX Models Based on Varying Production Levels (1)


$190
$215
$250
130 Mmcfe/d
150 Mmcfe/d
180 Mmcfe/d

| Impact to EBITDAX | 130 Mmcfe/d | 150 Mmcfe/d | 180 Mmcfe/d |
|---|---|---|---|
| +/- $1/Mmbtu | $38 MM | $45 MM | $55 MM |
| +/- $10/Bbl | $22 MM | $23 MM | $24 MM |

*(1) Based on NYMEX forward curve pricing as of January 10, 2012 (approximately $3.20/MMbtu and $102.50/bbl for 2012). Volume sensitivities on incremental sales assume 95%/5% natural gas to oil ratio.*

*e = estimate. See Cautionary Statement.*

*NOTE: These are model results presented for illustrative purposes only.*

McMoRan

# Conclusion

Buried Treasures on the Shelf

- Significant Data Gained to Date
- Multiple Near-term Catalysts Could Enhance Value
  - Drilling Results
  - Flow Testing
- Opportunities to Unlock Additional Value from Acreage/Prospect Inventory


McMoRan
McMoRan Exploration Co.
Louisiana
Texas
Gulf of Mexico
Buried Treasures on the Shelf
Reference Slides
MMR
LISTED
NYSE
www.mcmoran.com

# Flatrock Update

***Flatrock Ryder Scott Ultimate Recovery of Proved Reserves at 12/31/11***


Remaining:
197 Bcfe
Produced:
257 Bcfe

***454 Bcfe Gross***

- **2011 Daily Production Averaged 166 Mmcfe/d Gross, 68 MMcfe/d Net to MMR**
- **Field Average Approximated 36% of Total Company Production in 2011**
- **Year-end Proved Reserves of 81 Bcfe Net Approximate 32% of Total Company**
- **Favorable Production Performance & Inclusion of NGLs Resulted in Positive Reserve Additions in 2011 of 64 Bcfe Gross (27 Bcfe Net to MMR)**

*NOTE: McMoRan owns a 55% Working Interest and a 41.3% Net Revenue Interest*

# Reserve Data as of 12/31/11

## Excludes Pending Results from Ultra-Deep Activities

| | Bcfe |
|---|---|
| Ryder Scott Proved Reserves at 12/31/10 | 279.8 |
| 2011 Production | (68.2) |
| Net Revisions (1) | 44.2 |
| Preliminary Proved Reserves at 12/31/11 | 255.8 |
| PV of Proved Reserves @ 10% (2) (3) | $829 Million |
| Impact of Each $1.00/Mmbtu Change: | ~$120 Million |

---

*(1) Positive revisions principally from Flatrock (26.6 Bcfe), Main Pass Block 299 (5.6 Bcfe) and Laphroaig (3.3 Bcfe)*

*(2) Based on independent reservoir engineers' preliminary estimates of the present value of future net cash flows before income taxes from the production and sale of McMoRan's estimated proved reserves determined using a ten percent discount rate, average first-of-the-month prices for the previous 12 months of $96.19/bbl of oil, $56.82/bbl (or $9.47/Mcfe) of NGLs and $4.12/MMbtu of natural gas, and other assumptions required by the Securities and Exchange Commission. Year-end 2011 reserves exclude pending results from ultra-deep activities.*

*(3) PV of Proved Reserves @ 10% is a non-GAAP financial measure. A reconciliation of PV of Proved Reserves @10% to the standardized measure of discounted future net cash flows as defined by GAAP will be included in McMoRan's 2011 Annual Report on Form 10-K.*

# Proved Reserves as of 12/31/11

## Excludes Pending Results from Ultra-Deep Activities

**By Category**


PUD
15%
PDP
28%
PDSI 3%
PDNP
54%

**256 Bcfe**

**By Commodity**
**6:1 Ratio**


Oil
34%
Gas
59%
7%
NGLs

**256 Bcfe**

**By Commodity**
**Relative Revenue %***


Oil
64%
Gas
29%
7%
NGLs

** Based on relative prices of $4.12/MMbtu for natural gas, $96.19/bbl for oil, and $56.82/bbl (or $9.47/Mcfe) for NGLs used for year-end 2011 reserves*